                                                                   EXHIBIT 10.22
                       GASIFICATION VITRIFICATIN CHAMBER



                        PURCHASE AND LICENSE AGREEMENT



                                     WITH



                           INTEGRATED ENVIRONMENTAL
                            TECHNOLOGIES LLC (IET)



                                   CONTENT:



     1.   EXHIBIT A: COMMERCIAL TERMS AND CONDITIONS
     2.   EXHIBIT B: TECHNICAL SPECIFICATION
     3.   EXHIBIT C: Westinghouse Hanford Company Contract
          MW6-SBV-35707
     4. EXHIBIT D: Low-Level Mixed Waste Thermal Treatment Technical Basis Report WHC - SD - W242 - ES -003



                                   ATG INC.



                            1025 BATTLLE BOULEVARD
                          RICHLAND, WASHINGTON 99352



                                  AUGUST 1997



     CERTAIN PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                      LET PURCHASE AND LICENSE AGREEMENT

                                   EXHIBIT A

                        COMMERCIAL TERMS AND CONDITIONS

EXHIBIT A                                                   IET/ATG CONFIDENTIAL
--------------------------------------------------------------------------------

                                   EXHIBIT A
                        PURCHASE AND LICENSE AGREEMENT
                                      FOR

            FURNISHING A GASIFICATION/VITRIFICATION (GASVIT) SYSTEM

     This agreement executed between ATG Inc., a California Corporation ("ATG"), and integrated Environmental Technologies, LLC, a New York Limited Liability Company ("IET"), covers the design fabrication, testing and delivery of a plasma energy gasification/vitrifaction (GASVIT) thermal treatment system by IET. IET agrees to furnish a GASVIT system and deliver it to ATG's facility in Richland, Washington, in accordance with the terms and conditions described below.


--------------------------------------------------------------------------------

                                   1. SCOPE

--------------------------------------------------------------------------------


1.1 APPLICABLE DOCUMENTS. The following attachments are provided with this agreement, and shall have the same effect as if set forth in the body of Agreement.

1. Exhibit B: Technical Specification for GASVIT System. Revision B (hereinafter referred to as "the System")
2.   Exhibit C: Westinghouse Hanford Company Contract MW6-SBV-35707
3. Exhibit D: Low-Level Mixed Waste Thermal Treatment Technical Basis Report-WHC-SD-W242-ES-003.

     Exhibit C is for IET's reference only. For the purpose of resolving any inconsistencies between the requirements set forth within this Agreement and the attachments, the inconsistencies shall be resolved by first giving precedence to the language of this Agreement, and then to the Exhibits noted above in the above order.

1.2 SCOPE OF WORK AND SYSTEM BOUNDARIES. IET shall design,fabricate, assemble, test, ship and support installation of a system conforming to the specification set forth herein and in Exhibit B (the "System") for application to mixed wastes as described in the attached Exhibits. The System, when fabricated and shop-tested will be assembled together with other subsystems and installed in building at ATG's facility in Richland,

________________________________________________________________________________
PURCHASE AGREEMENT                          GASIFICATION/VITRIFICATION SYSTEM

EXHIBIT A                                                   IET/ATG CONFIDENTIAL
--------------------------------------------------------------------------------

     Washington. ATG will design and construct the building including all of the necessary interfaces and balance of plant equipment to meet IET's requirements for installation and operations of the System. The overall System boundaries and scope of work shall be delineated in the technical specifications provided in Exhibit B.

1.3 PERFORMANCE. IET shall use its reasonable best effort to deliver a System that meets required performance included herein, Exhibit B.

1.4 PERMITS. ATG shall be responsible for all permits for construction and operation of System.

1.5 INSTALLATION. After IET designs, procures, fabricates, and pre-assembles, where possible, the system components, it shall ship System to ATG for ATG's installation. IET shall provide support for the installation by ATG but the actual work of installation shall be ATG's responsibility.

1.6 APPLICABLE CODES AND REGULATIONS. The System will be designed based on the existing CPG commercial scale design and the design specifications in Exhibit B.


--------------------------------------------------------------------------------

               2. INTELLECTUAL PROPERTY; PROPROETARY INFORMATION

--------------------------------------------------------------------------------


2.1 SYSTEM DEFINITION. For protection of intellectual property and proprietary information purposes System shall mean a collection of the below listed subsystems. As used herein, "IET Intellectual Property and Proprietary Information shall consist of any inventions (whether or not patentable or patented), developments or other information developed by IET.

     The parties shall agree upon a Final Design of the System before IET begins work under this Agreement. The Final Design shall include detail of system features acceptable to the parties for both Part 1 and Part 11 below.

     This procurement is divided into two primary parts,: Part 1 includes the main GASVIT process chamber with associated feeding, product removal and controls (comprising primarily IET Intellectual Property and Proprietary Information), and Part 11 includes the Air Pollution Control (APC) or off-gas treatment systems and specialized nuclear grade

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PURCHASE AGREEMENT                            GASIFICATION/VITRIFICATION SYSTEM

EXHIBIT A                                                  IET/ATG CONFIDENTIAL
--------------------------------------------------------------------------------

        equipment components (comprising primarily ATG Intellectual Property and Proprietary INformation, but potentially IET Intellectual Property and Proprietary Information also) that may be required. This purchase agreement covers these two parts separately.

PART I. Controlled Plasma Glassification (CPG) System will be supplied and include the following components and subsystems. The CPG System is defined as part of IET's Intellectual Property covered in pending patent applications and other proprietary information developed by IET.


          SUBSYSTEM GV-02-WASTE FEED

          .    BATCH FEEDER. Feeder for bulk (12" x 12" x 12") material.

          .    LIQUID FEDER. Feeder for liquid, slurry and sludge material.

          .    FLUX FEEDER. Melting process flux/chemical feeder unit.


          SUBSYSTEM GV-03-PROCESS CHAMBER

          . PROCESS CHAMBER. This item includes a refractory lined high temperature melter.

          . PLASMA ARC HEATING SYSTEM. This item includes the process chamber heating system plus electric transformers, controllers, panels and special cooling devices.

          . PROCESS CHAMBER PRE-HEATER. Pre-heater device to heat-up the process chamber during the start-up, ramp-up, and idle period.

          . FREEZE VALVE. Devices that control the discharges of molten residue from process chamber.

          SUBSYSTEM GV-04-RESIDUE HANDLING

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PURCHASE AGREEMENT                           GASIFICATION/VITRIFICATION SYSTEM

EXHIBIT A                                                   IET/ATG CONFIDENTIAL
--------------------------------------------------------------------------------

          . DISCHARGE MOLD. Containers that receive molten residue discharged from the process chamber (six sets to be supplied).

          . DISCHARGE ENCLOSURE. Environmentally controlled chamber to house containers and devices that receive, cool and handle molten material discharged from the process chamber. (note: specialized nuclear grade filtration systems are not included, but will be provided under part II of this procurement.

          SUBSYSTEM GV-10-GASVIT INSTRUMENTATION AND CONTROLS

          . INSTRUMENTATION. All measuring and monitoring instrumentation including temperature, pressure, weight, density sensing elements, indicators and controlled devices.

          . LOCAL PANELS. All local panels used for the operation of the system.

               Note: OFF-GAS SYSTEM COMPONENTS AND ALL ASSOCIATED
               INSTRUMENTATION AND CONTROLS FOR THOSE COMPONENTS AS DESCRIBED IN
               PART II OF THIS PROCUREMENT ARE NOT INCLUDED IN THE FIXED PRICE PROCUREMENT OF PART I.

     Part II. All Air pollution Control (APC) and special off-gas treatment components are not included in IET's base price set forth in Section 3.1.2. Due to the special considerations and possible changes in the off-gas system design through the permitting phase of this project, IET will provide all APC components either on a fixed price or on a cost plus basis as defined in section 3.1.3 of this agreement. The parties contemplate that the design of the APC components of Part II will be provided by ATG.

     However, IET will be responsible for reviewing and approving the design of the APC to ensure that it does not unduly impact the performance warrantees provided by IET for Part I subsystems.

________________________________________________________________________________
PURCHASE AGREEMENT                             GASIFICATION/VITTIFICATION SYSTEM

EXHIBIT A                                                   IET/ATG CONFIDENTIAL
--------------------------------------------------------------------------------

     ATG is obligated to make any reasonable changes in the APC design as requested by IET. IET shall complete a review of ATG's APC design within 15 days after submittal.


          SUBSYSTEM GV-02-WASTE FEED

          . CONTINUOUS SOLIDS FEEDER. Item includes lock hoppers and loading flanges for sized material. Feeder system shall be capable of shredding, including airlock hoppers, loading flanges for un-shredded material. Dust control and negative ventilation equipment, which will protect worker health, will be part of the feeder airlock subsystem.

          SUBSYSTEM GV-05-FIRST STAGE SYNGAS PROCESSING UNIT

          .    This item includes one set of high temperature filters

          .    Jet pulse feed tanks and controls

          .    Particulate discharge devices and nitrogen pulsing devices

________________________________________________________________________________
PURCHASE AGREEMENT                            GASIFICATION/VITRIFICATION SYSTEM

EXHIBIT A                                                 IET/ATG CONFIDENTIAL
-------------------------------------------------------------------------------

          SUBSYSTEM GV-06-SECOND STAGE SYNGAS PROCESSING UNIT

          .    Second Stage quench tank and pumps

          .    Acid gas and volatile metal scrubber

          .    Scrubber recirculation tanks

          .    Scrubber recirculation pump

          SUBSYSTEM GV-07-THIRD STAGE SYNGAS PROCESSING UNIT

          .    Redundant induction draft (I.D.) fans

          .    Syngas converter based on a non-flame oxidizer

          . Third stage quench tank and quench water spray nozzles and redundant pumps

          SUBSYSTEM GV-08-SAMPLING AND ANALYSIS

          . SYNGAS AUTOMATIC SAMPLING AND ANALYZER. Complete instrumentation including a gas analyzer for CO, CO2, O2, H2 and CH4

          . OTHER SAMPLING POINTS. Other gas and residue sampling points in the System as needed for complete operation, control and monitoring of the GASVIT process.

          SUBSYSTEM GV-09-GAS PURGING

          .    Suction fans

          . Filters and ducting required for collection and treatment of fugitive emissions, syngas purging and flushing, and process inserting function.

________________________________________________________________________________
PURCHASE AGREEMENT                            GASIFICATION/VITRIFICATION SYSTEM

EXHIBIT A                                                 IET/ATG CONFIDENTIAL
--------------------------------------------------------------------------------



2.2 OWNERSHIP OF SYSTEM DESIGN. IET has the exclusive right, title and interest in, and to, all IET Intellectual Property, including all patents, copyrights, know-how, drawings, specifications, operations manuals, design manuals, instruction materials, and other proprietary and technical information owned, developed or furnished by IET to ATG in connection with this project. ATG has the exclusive right, title and interest in and to all ATG Intellectual Property, which consists of the designs, copyrights, know-how, drawings, specifications, operations manuals, design manuals, instruction materials and other proprietary and technical information developed or furnished by ATG and related to off-gas system and feed subsystems to be incorporated into the overall System for treating mixed wastes, excluding those components and subsystems which are based on the public knowledge and off-the shelf material. ATG and IET agree not to use each other's Intellectual Property on other projects without the prior written consent from the other party for such use except as defined in this agreement. (As defined in Sections 2.4 and 2.6)

2.3 IET'S GRANT OF SYSTEM LICENSE. IET hereby grants to ATG a non-exclusive right and license ("license") to use its CPG system and IET Intellectual Property provided hereunder, solely in connection with the operation of a single System provided hereunder for processing of mixed wastes at ATG's Richland, Washington facility. Mixed waste shall mean waste contaminated with radionuclides and with RCRA and TSCA compounds as defined in Exhibit
       C. The System license shall continue until such time as ATG shall discontinue its operation of System.

2.4 ATG'S GRANT OF SYSTEM RIGHTS. ATG hereby grants to IET a nonexclusive royalty free right to make, use and sell its ATG Intellectual Property solely in connection with the design, sale and operation of systems for all applications other than where mixed waste (as defined in 2.3 above) is the system feedstock. In the case of mixed waste paragraph 2.6 of this document covers future activities.

2.5 PROPRIETARY AND CONFIDENTIAL INFORMATION. The receiving party agrees to maintain any Proprietary Information disclosed by the other party (disclosing party) in confidence and not disclose such information to third parties or use such information for any purpose other than that purpose contemplated herein, without the written consent of the disclosing party. ATG shall have the right to include IET Proprietary Information in facility permitting documents without written consent of IET provided that ATG takes all available steps to protect the confidentiality of such information. Each party agrees to mark all documents containing proprietary information with a legend clearly stating that such document contains
________________________________________________________________________________
PURCHASE AGREEMENT                            GASIFICATION/VITRIFICATION SYSTEM
08/12/97 1:54 PM                 Page 7 of 19

EXHIBIT A                                                 IET/ATG CONFIDENTIAL
--------------------------------------------------------------------------------

       "IET (or ATG) Proprietary Information". In the event such disclosures are made orally or visually, the disclosing party will follow such disclosure with a written statement clearly setting forth the content of such disclosure. Acknowledgment of receipt shall be sent within 10 days. The obligations of confidentiality and non-use shall not apply to any information which: (a) was already known to the receiving party on or before the execution date of this agreement, or subsequently becomes known to the receiving party from a third party not in violation of non-disclosure obligation of the confidential information; (b) becomes publicly available through no fault of the receiving party; (c) is independently created by the receiving party, as evidenced by contemporaneous written documentary evidence.

       The obligations of confidentiality and nonuse shall survive termination or expiration of this agreement.

2.6 RIGHT OF FIRST REFUSAL. (i) For a period of five (5) years, each party herein grants to the other party for the first right to participate with the other party as the technology provider in any instance where the parties intend to either bid on the sale of or install for their own use a gasification/vitrification system for the treatment of low level mixed wastes. If a joint bid is prepared as a technology provider each party agrees to provide its technology at a reasonable cost. Prior to submitting a bid or a response to a RFP for such system, the initiating party shall notify the other party of the particulars of such bid, and the other party shall have thirty (30) days to provide written notification to the initiating party that it wishes to participate in supplying technology for such bid. If the other party does not so notify the initiating party, the initiating party may team with any third party to supply such technology. (ii) No license under IET's intellectual property is granted hereby. However, if ATG does not notify IET that it wishes to team with IET in a bid initiated by IET under paragraph (i) above, then IET shall have the right to provide a System using ATG Intellectual Property under such bid. Such right to use ATG Intellectual Property shall be solely for the particular bid in which ATG declines to participate. If a joint bid is issued to a customer and the customer chooses not to accept either IET's or ATG's portion of the bid, either IET or ATG, which ever party is accepted, can proceed independent of the customer rejected party so long as the rejected party's technology is not used in a re-issued bid.

       This section 2.6 shall survive termination of the Agreement under section
       7.1 for the term described herein.

________________________________________________________________________________
PURCHASE AGREMENT                              GASIFICATION/VITRIFICATION SYSTEM
08/12/97 1:54 PM

EXHIBIT A                                                   IET/ATG CONFIDENTIAL


              3.  PURCHASE PRICE, LICENSE FEE, AND PAYMENT TERMS



3.1 PURCHASE PRICE FOR WORK ITEMS AND PAYMENT TERMS. ATG shall pay IET for IET's costs for equivalency tests, design, assembly, and support of installation of the System as agreed below. Upon signing this agreement, IET is authorized to proceed only with tasks identified in Work Item I below, including system design, purchase of necessary materials for equivalency testing. IET shall coordinate with ATG and allow ATG to review the design of the prototype system to insure that the prototype system is identical to the GASVIT system to the extent possible. Both IET agree, that the following items, which are a part of the GASVIT system will be incorporated in the prototype system by IET. 1) High temperature filters, 2) continuous feeder and 3) syngas converter. The design of the above mentioned items will be jointly done by ATG and IET at no additional cost to ATG. Once the design is complete ATG will procure and deliver these components to IET'S Richland, WA facility. IET will use these items during the test and disassemble and return to ATG when tests are complete. Contracting with third party contractors for analytical services in connection with equivalency testing, and performance of equivalency tests will be directed by ATG. IET shall receive written authorization before proceeding with tasks identified in Work Items 2 and 3, as set forth in greater detail in Exhibit B. ATG has the sole option of exercising its rights to purchase and authorize the start of work described under Work Items 2, and 3 below within three and half years after execution of this Agreement. Should ATG not exercise its option within the period of three and a half years from the date of this agreement, IET shall be under no obligation to perform further under this Agreement.

3.1.1. WORK ITEM 1-EQUIVALENCY DEMONSTRATION TESTS.

       Payment terms for work item I is as follows: All work performed by IET staff for the equivalency testing and support to ATG for testing support will be provided as specified below:

       Materials & Outside Services          Cost Plus [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
                                             AND EXCHANGE COMMISSION] %
       Engineering:                          $[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION] per hour
       Technician:                           $[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION] per hour

PURCHASE AGREEMENT                             GASIFICATION/VITRIFICATION SYSTEM

EXHIBIT A                                                   IET/ATG CONFIDENTIAL

       The total for Work Item 1 will not exceed [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

3.1.2. WORK ITEM 2, PART I - CPG SYSTEM SUPPLY. AS CONSIDERATION FOR PROVIDING THE CPG SYSTEM SET FORTH IN SECTION 2.1 PART I ABOVE, ATG agrees to pay IET a fixed price sum of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] plus applicable taxes, subject to any changes per provisions of Sec. 1.3. This sum includes delivery F.O.B. ATG site at Richland, WA.

       IET agrees to finance the acquisition and construction of the CPG System of Section 2.1 Part I, under the following payment terms.

       Those components of the CPG System as specified in section 2.1 Part I will be IET financed with the following terms and conditions. A down payment of $ [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from ATG will be due at commencement of equipment fabrication and a second payment of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from ATG will be due 30 days after System delivery and acceptance. The balance of the procurement will be financed by IET for a period of 60 months at 2% above the "prime rate" as published in the Money Rated column in the Wall Street Journal upon date of delivery. IET's commitment to provide financing shall be subject to IET approval of ATG's credit rating four (4) months prior to delivery. ATG is to make 60 equal monthly payments based upon the interest rate as defined above beginning one month after system delivery and acceptance.
       Note: System procurement and fabrication shall proceed only after ATG review and approval of design and fabrication drawings and specs are completed.

3.1.3. WORK ITEM 3, PART II APC SYSTEM SUPPLY. The APC system of Section 2.1
       Part II will be provided by IET at a cost to ATG as provided in Section
       3.1.1 IET will invoice ATG monthly for such costs, and ATG agrees to pay such invoices net 30 days.

       When a detailed design is finalized, IET will provide ATG with a fixed price bid as an alternative to the cost plus basis.

3.2 LICENSE FEES. No license fee, royalties or other costs shall be paid to IET for ATG's purchase or use of the System.

PURCHASE AGREEMENT                             GASIFICATION/VITRIFICATION SYSTEM

EXHIBIT A                                                   IET/ATG CONFIDENTIAL
--------------------------------------------------------------------------------

3.3 INTEREST DUE ON OVERDUE PAYMENTS. Any payment not actually received by IET on or before its due date shall be considered overdue. If any payment required of ATG under this agreement is overdue, ATG shall pay IET, in addition to the overdue amount, interest on such amount from the date it became overdue until paid, at an annual rate equal to the highest applicable rate allowed by law.

     ---------------------------------------------------------------------------

                               4. CHANGE ORDERS

     ---------------------------------------------------------------------------

4.1 IET INITIATED CHANGES TO IMPROVE SYSTEM'S DESIGN PERFORMANCE. If IET determines that substantial changes or modifications are required to the Final Design to improve the throughput capacity or otherwise improve the performances of System, and such changes are not otherwise required as a consequence of a change in applicable laws and regulations or concealed or unforeseen conditions, IET shall notify ATG of the proposed changes or modifications to System and shall be authorized to make such changes unless ATG objects in writing to the proposed changes or modifications within 10 days after delivery of IET's change notice. This section places no duty or obligation on IET to make changes but merely permits IET to initiate such changes as it deems appropriate.

4.2 ATG REQUESTED CHANGES. Following approval of the Final Design, if ATG desires any changes in the System, the waste to be processed or the services to be performed by IET, ATG shall notify IET by submitting to IET a change order request ( a "Change Order Request"). IET shall have 30 days after receipt of ATG's Change Order Request to accept or reject the proposed changes and modifications. If IET accepts the changes or modifications requested by ATG, IET shall within the 30 day period specified above submit to ATG a proposal for implementation of the changes, which proposal shall reflect any necessary revisions to the Project Schedule and price of the System, and shall submit such proposal for ATG's approval (a change order). The proposal shall state the basis for any revisions in the Project Schedule and the basis for compensation, which shall include cost impacts due to schedule changes with sufficient detail to permit ATG to make a thorough analysis. ATG and IET shall in good faith negotiate acceptable compensations to be paid to IET regarding the proposed changes and modifications. IET shall proceed with

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PURCHASE AGREEMENT                             GASIFICATION/VITRIFICATION SYSTEM

EXHIBIT A                                                   IET/ATG CONFIDENTIAL
--------------------------------------------------------------------------------

     implementing the Change Order Request if the change order is approved in writing by ATG.

4.3 CHANGES IN LAWS OR REGULATIONS. If IET determines that any change or modification to any applicable laws and regulations, which is enacted or revised subsequent to November 10, 1995, requires a change to the Final Design, ATG shall be notified of the proposed changes or modifications to the System necessitated by such change in the law. Such notice shall set forth the change in the applicable law or regulation and a description of the changes to the final design that is needed in order that the System may comply with the newly enacted or amended law. The Purchase Price shall be adjusted to provide IET additional compensation.

4.4 VALIDITY. Any such changes made pursuant to this section shall not invalidate any agreement between the parties. If the changes result in an increase or decrease in the time required for completion of the work, IET shall revise the Project Schedule to reflect the increase or decrease, and submit such revised Project Schedule to ATG for approval.

4.5 ACCEPTANCE. Upon completion of System fabrication and delivery to ATG's site, IET shall certify to ATG that the System conforms in all material respects to the Final Design as agreed to by the parties pursuant to this Agreement and as in effect on the date of delivery. If, at the end of forty-five (45) days from delivery and receipt of such certification ATG shall not have formally rejected the System, the System shall be deemed accepted ("Acceptance") and ATG shall be subject to all of the continuing payment obligations in Article 3 hereof Formal rejection must be in writing and may only be based on Failure of the System to be in material conformity with the Final Design ("Formal Rejection"). Prior to a Formal rejection, ATG must notify IET in writing of the specific nature of the claimed failure or failures of the System to materially conform to the Final Design. IET shall have a period of forty-five (45) days to remediate or agree with ATG to a schedule for remediation or achieving conformity, which agreement will not be unreasonably withheld by ATG. If after twenty (20) days of recertification of the System by IET, ATG shall not have issued a Formal Rejection, the System shall be deemed Accepted. If the System is Formally Rejected, ATG shall cause the System to be delivered to IET at its premises and ATG shall have no further rights with respect to the System except for its Intellectual Property rights set out in Article 2 hereof.

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PURCHASE AGREEMENT                             GASIFICATION/VITRIFICATION SYSTEM

EXHIBIT A                                                   IET/ATG CONFIDENTIAL
--------------------------------------------------------------------------------


     ---------------------------------------------------------------------------

                           5.  ADDITIONAL CONVENANTS

     ---------------------------------------------------------------------------


5.1 DEMONSTRATION OF SYSTEM. ATG shall permit IET to conduct tours of the System for the purpose of demonstrating the System and operation to other potential customers of IET and grant access to ATG's premises for such purpose; provided that such tours are conducted only upon reasonable advance notice to ATG and that efforts are made to ensure such tours do not interrupt or interfere with ATG's normal business and operations.

5.2 OTHER CONTRACTORS OF ATG. If any portion or aspect of IET'S work depends upon proper execution or the results of work performed by any other party engaged or employed by ATG, IET shall inspect and promptly report to ATG any apparent discrepancies or defects in such work that may render it unsuitable for proper execution and results.


     ---------------------------------------------------------------------------

                          6. WARRANTIES; DISCLAIMERS.

     ---------------------------------------------------------------------------


6.1  WARRANTIES.

     6.1.1 IET hereby represents and warrants to ATG as follows: the equipment that constitutes non-consumable component parts of System will be free from defects in workmanship and material, for a period of one year following the date of first commercial operation of System. This shall be the sole warranty offered by IET covering the System.

     6.1.2 ATG agrees to defend and hold harmless IET for any loss, damage or expenses incurred by IET if such loss, damage or expenses results from ATG's use of the system provided hereunder.

6.2 REMEDIES. For a breach of the warranty set forth in Section 6.1.1, IET shall repair or replace any non-consumable component part as hereinafter defined that fails due to defects in materials or workmanship within one

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PURCHASE AGREEMENT                             GASIFICATION/VITRIFICATION SYSTEM

EXHIBIT A                                                   IET/ATG CONFIDENTIAL
--------------------------------------------------------------------------------

     year after commercial operation (commercial operation is defined as the date in which actual customer mixed waste is first processed in GASVIT process). IET shall use its best efforts to repair or replace the defective part within a reasonable period of time after notification of failure of the component part. The costs of labor or engineering support for installation of any repaired or replaced part shall be borne by ATG. Non-consumable component parts shall not include (i) consumable parts such as electrodes, and other like items. (ii) replacement parts such as filters, belts, oils, and like items, and (iii) items damaged due to use not in accordance with operating manuals. This shall be the sole remedy for breach of the warranty set forth in Section 6.1 above.

6.3  SURVIVAL AND LIMITATION OF WARRANTIES. The warranty expressly stated in section 6.1.1 shall run only to ATG, and may not be assigned. Notwithstanding anything herein to the contrary, IET's obligation under
     6.1.1 for breach of the warranty set forth herein shall not exceed $1,000,000 in the aggregate. In no event shall IET be liable to any person for any consequential, special, or incidental damages resulting from any breach of the warranties related to the System. THE REMEDY SET FORTH IN THIS SECTION 6.1.1 SHALL REPRESENT IET'S SOLE LIABILITY AND ATG'S EXCLUSIVE REMEDY FOR BREACH OF ANY WARRANTIES RELATED TO THE SYSTEMS.

6.4 DISCLAIMERS. EXCEPT AS SET FORTH IN THIS SECTION 6, IET MAKES NO OTHER REPRESENTATIONS OR WARRANTIES REGARDING THE CAPABILITIES OR SPECIFICATIONS OF THE SYSTEMS AND IET HEREBY EXPRESSLY DISCLAIMS ALL OTHER IMPLIED OR EXPRESS WARRANTIES INCLUDING ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


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                          7.  DEFAULT AND TERMINATION

     ---------------------------------------------------------------------------


7.1  TERMINATION FOR CONVENIENCE.

     7.1.1 Subject to the provisions of Section 2.6, ATG may terminate the performance of Work Items described in Section 3, in whole or in part, if ATG determines it is in its interest to do so. ATG shall

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            terminate by delivering a Notice of Termination specifying the extent and the date of termination.

     7.1.2 After the receipt of a Notice Of Termination, IET shall stop all work as quickly as practical and place no further subcontracts to the extent they relate to the canceled portion of the work, transfer titles to ATG and deliver to ATG fabricated or unfabricated parts, work in progress, completed work, supplies and other material produced or acquired for the terminated work.

     7.1.3 IET shall submit a final termination settlement invoice to ATG no later than 4 weeks after the date of termination, and ATG shall pay such invoice within thirty (30) days after receipt. Such invoice shall set forth all unreimbursed costs to date, and all costs of termination, if any, including cost of equipment or supplies, staff time, and the like.

            Termination cost schedule shall be as follows:
                 Not to exceed 75K before Oct. 1997.
                 Not to exceed 250K before permit is granted.

7.2         DEFAULT IET shall be in default if this Agreement if IET

     7.2.1 Becomes insolvent or makes a general assignment for the benefit of creditors or files a petition in bankruptcy, or has such a petition filed against it and consents to it;

     7.2.2 Is adjudicated bankrupt, or has a bill in equity or other proceeding for the appointment of a receiver of IET or other custodian for IET's business or assets filed against it and consents to it, or has a receiver or other custodian (permanent or temporary) of IET's assets or property, or any part thereof, appointed by any court of competent jurisdiction, or institutes or has instituted against it a proceeding for a composition with creditors under any state or federal law; or

     7.2.3  Ceases to perform under the terms of this Agreement;

     7.2.4 Closes the business and ceases to exist as a firm and entity which is signatory to this contract unless an entity qualified to perform under this contract succeeds to the business of IET and assumes all the obligations of IET hereunder (for example IET goes public).

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7.3       ATG shall be in default of this Agreement if it fails to pay any amount due within the time period set forth herein, or if it fails to provide information reasonably necessary for IET to perform its obligations hereunder.

7.4 OBLIGATIONS UPON DEFAULT. If either party is in default, the other party shall give notice to the defaulting party describing the reason for default. The defaulting party shall have 15 days to cure the default or develop and present a reasonable plan for curing the default. If the defaulting party does not cure or present a reasonable plan to cure the default, then the non-defaulting party shall have the right to terminate this Agreement and all rights granted thereunder.

          7.4.1 Upon termination by ATG by reason of an uncured default by IET, IET agrees to immediately deliver to ATG:

          7.4.1(a) All System drawings, specifications, manuals, instructions and documents completed and in progress as of the date of termination.

          7.4.1(b) Transfer of title to ATG and delivery to ATG's facility in Richland, Washington, all items including fabricated or unfabricated parts, work in progress, completed work, supplies and other material produced or acquired for the Work Items covered under Agreement and which have been paid for by ATG (ATG to pay shipping costs); and,

          7.4.1(c) A non-exclusive royalty free license to use System in the intended application solely for the individual unit delivered or partially delivered to ATG hereunder.

          7.4.2 Upon termination by IET by reason of an uncured default by ATG, ATG agrees to:

          7.4.2(a) Immediately deliver to IET: all System drawings, specifications, manuals, instructions and documents previously provided to ATG, and all equipment completed by IET and delivered to ATG.

          7.4.2(b)  Immediately pay to IET all unpaid invoices and all

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                             cost of termination.


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                         8.   MISCELLANEOUS PROVISIONS

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8.1       RELATIONSHIP OF THE PARTIES. IET'S status is that of an independent contractor and neither IET nor any employees of IET, nor any of its subcontractors or employees of subcontractors, are employees of ATG.

8.2 NOTICES. All notices, requests, demands, and other communications required or permitted to be given or made shall be in writing and shall be deemed delivered (a) on the date of personal delivery or transmission by telegram, cable, telex, or facsimile provided an acknowledgment is received by sender via facsimile, or (b) on the date after the date of (1) deposit in the United States mail, postage prepaid, by registered or certified mail, returned receipt requested, or (2) delivery to a nationally recognized overnight courier service, in each case, address as follows, or to such other address, persons or entity as either party shall designate by notice to the other in accordance herewith:

          If to IET:     Integrated Environmental Technologies, LLC (IET):
                         1935 Butler Loop
                         Richland, Washington 99352
                         Attention: Jeff Surma
                         FAX (509) 946-18l9


          If to ATG:     Allied Technology Group Inc. (ATG)
                         47375 Fremont Boulevard
                         Fremont, California 94538
                         Attention: Fred Feizollahi
                         FAX:(510)651-3731

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8.3       EXHIBITS AND TERMS. These Terms and Conditions and the attached
          Exhibits A, B, C, & D embody the entire understanding of the parties hereto regarding its subject matter and supersedes all prior agreements, correspondence, proposals, arrangements, and understandings relating to the subject matter hereof. No representation, promise, inducement, or statement of intention has been made by any party which has not been embodied in these Terms and Conditions.

8.4 FORCE MAJEURE. IET shall not be liable for delays in performances due to strike, lockouts, casualties, acts of god, war, governmental regulations or control, or other causes beyond its reasonable control, and in any event any time period for the performance of an obligation hereunder shall be extended by the amount of time of the delay.

8.5 ALTERNATIVE DISPUTE RESOLUTION-MEDIATION. If any dispute arises out of or relates to agreements between the parties, or the breach therefore, and if said dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation under the Rules of the American Arbitration Association.

8.6       GOVERNING LAW; PERSONAL JURISDICTION; CHOICE OF FORUM.

    8.6.1 This agreement between the parties shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Washington, in that regard to the choice of law provisions thereof.

    8.6.2 Each of the parties hereby irrevocably consents and submits, generally and unconditionally, to the jurisdiction of the courts of the State of Washington or the United States District court for the Eastern District of Washington, in any action or proceeding arising out of or related to this agreement and each of the further agrees that it may be served in any such action with process by certified or registered United State mail, return receipt requested at the address set forth herein.

    8.6.3 Each of the agrees that the forum for any action sought to be brought by either party to any extent not resolved by alternative dispute resolution, shall be in a court of competent jurisdiction in Benton County or the United States District Court for the Eastern District of Washington, and each party hereby irrevocably waives

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          all questions of personal jurisdiction or venue for the purposes of carrying out this provision.


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                                9.   SIGNATURES

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     ATG and IET representatives affix their signatures below and duly acknowledge their respective firm's concurrence with the terms and conditions and other requirements stipulated in the Agreement.

     ATG Inc. (ATG), a California Corporation ("ATG")

     By: Frank Chiu
     Title: Executive Vice President

     Signature: /s/ Frank Chiu               Date: September 5, 1997

Integrated Environmental Technologies, LLC, a New York Company ("IET")

     By: Daniel R. Cohn
     Title: President

     Signature: /s/ Daniel R. Cohn           Date: August 13, 1997

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